UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019 (November 7, 2019)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 W. 42nd Street, New York, New York 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 461-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIT	New York Stock Exchange
5.625% Non-Cumulative Perpetual Preferred Stock, Series B, par value $0.01 per share	CITPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Completion of Offering of Subordinated Debt

On November 13, 2019 (the “Issue Date”), CIT Group Inc. (the “Company”) completed a registered public offering of $100 million aggregate principal amount of 4.125% fixed-to-fixed rate subordinated notes due 2029 (the “Subordinated Notes”). The Subordinated Notes were priced at par and will accrue interest (i) from the Issue Date to, but excluding, November 13, 2024 (the “Reset Date”) at a rate of 4.125% per annum and (ii) from and including the Reset Date to, but excluding, the maturity date at a rate per annum which will be the Five-year U.S. Treasury Rate (as defined in the Subordinated Indenture referenced below) plus 2.372% per annum. Interest on the Subordinated Notes will be payable semi-annually in cash in arrears on May 13 and November 13 of each year, commencing on May 13, 2020.

The net proceeds of this offering were approximately $98.5 million, after deducting commissions, fees and expenses associated with the offering. We intend to use the net proceeds from the offering of the Subordinated Notes to finance a portion of the cash consideration expected to be paid in connection with the consummation of the merger between CIT Bank, N.A. (“CIT Bank”), our wholly-owned banking subsidiary, and Mutual of Omaha Bank (the “Merger”) and to pay related fees and expenses, and for general corporate purposes.

The Subordinated Notes were issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-221965), as supplemented by the final prospectus supplement relating to the offering of Subordinated Notes filed with the SEC on November 8, 2019.

The Subordinated Notes are unsecured obligations of the Company and subordinated in right of payment to the payment of our existing and future senior indebtedness. In the event of our bankruptcy or insolvency, the holders of all Subordinated Notes will not be entitled to receive any payment with respect to the Subordinated Notes until all holders of senior indebtedness are paid in full. The Subordinated Notes will be effectively subordinated to our existing and future secured indebtedness, to the extent of the value of the collateral. The Subordinated Notes will be obligations of the Company only and will not be obligations of, and will not be guaranteed by, any of our subsidiaries. The Subordinated Notes will therefore be structurally subordinated to all existing and future indebtedness and other liabilities of our subsidiaries. The Subordinated Notes are not savings accounts or deposits with CIT Bank or any other subsidiary of the Company, nor are they insured by the FDIC or by the United States or any agency or fund of the United States.

The Subordinated Notes were issued under a base indenture, dated March 9, 2018, as supplemented by a second supplemental indenture, dated as of November 13, 2019 (together, the “Subordinated Indenture”), each among the Company, Wilmington Trust, National Association, as trustee and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent. The Subordinated Indenture contains certain covenants that, subject to exceptions, limit the Company’s ability to merge or consolidate, or sell, transfer, lease or dispose of all or substantially all of its assets.

We may redeem the Subordinated Notes at our option (i) in whole but not in part on the Reset Date or (ii) in whole or in part at any time during the three month period prior to the maturity date, in each case, at a redemption price equal to 100% of the principal amount of the Subordinated Notes to be redeemed plus accrued and unpaid interest to but excluding the date of redemption. We may also, at our option, redeem the Subordinated Notes at any time, in whole but not in part, at a price equal to 100% of the principal amount of the Subordinated Notes being redeemed plus interest that is accrued and unpaid to but excluding the date of redemption upon the occurrence of a “Tier 2 Capital Event” or a “1940 Act Event” (each as defined in the Subordinated Indenture). The Subordinated Notes will not otherwise be redeemable by us prior to maturity. Any redemption of the Subordinated Notes will be subject to the prior approval of the Board of Governors of the Federal Reserve System to the extent that such approval is then required.

The Subordinated Indenture (including the Form of Note included therein) and the underwriting agreement relating to the Subordinated Notes have been filed as Exhibits 4.1 and 4.2 and Exhibit 1.1, respectively, to this Current Report on Form 8-K and the description of the Subordinated Indenture contained herein is qualified in its entirety by reference to the Subordinated Indenture.

Completion of Offering of Preferred Stock

On November 7, 2019, the Company entered into an underwriting agreement (the “Preferred Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC , as representatives of the several underwriters named in Schedule A thereto (collectively, the “Preferred Stock Underwriters”), relating to the offer and sale in an underwritten offering of 8,000,000 shares of the Company’s 5.625% Non-Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”). The shares of Series B Preferred Stock were sold at a public offering price of $25 per share and the Preferred Stock Underwriters agreed to purchase the shares from the Company at a discount of $0.7875 per share in the case of shares sold to retail investors and $0.2500 per share in the case of shares sold to institutional investors. On November 13, 2019, the Company closed the public offering of the Series B Preferred Stock pursuant to the Preferred Stock Underwriting Agreement.

The Company made certain customary representations, warranties and covenants in the Preferred Stock Underwriting Agreement concerning the Company and its subsidiaries and the registration statement, prospectus, prospectus supplements and other documents and filings relating to the offering of the shares of Series B Preferred Stock. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing description of the Preferred Stock Underwriting Agreement is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering was made, and the Series B Preferred Stock was issued, pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-221965) previously filed with the SEC, as supplemented by the final prospectus supplement relating to the offering of Series B Preferred Stock filed with the SEC on November 8, 2019.

Item 3.03.	Material Modification to Rights of Security Holders

On November 12, 2019, the Company filed a Certificate of Designation (the “Certificate”) with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges, qualifications, restrictions and limitations of the Series B Preferred Stock. The Certificate was filed in connection with the Preferred Stock Underwriting Agreement.

The Series B Preferred Stock ranks (i) senior, as to dividends and upon liquidation, dissolution and winding-up, to the common stock of the Company and to any other class or series of capital stock of the Company now or hereafter authorized, issued or outstanding that, by its terms, does not expressly provide that such class or series ranks pari passu with the Series B Preferred Stock or senior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution and winding-up, as the case may be; (ii) on a parity, as to dividends and upon liquidation, dissolution and winding-up, with the Company’s outstanding Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A issued on June 7, 2017 (the “Series A Preferred Stock”) and to any class or series of capital stock of the Company now or hereafter authorized, issued or outstanding that, by its terms, expressly provides that such class or series ranks pari passu with the Series B Preferred Stock as to dividends and upon liquidation, dissolution and winding-up, as the case may be; and (iii) junior, as to dividends and upon liquidation, dissolution and winding-up, to any other class or series of capital stock of the Company now or hereafter authorized, issued or outstanding that, by its terms, expressly provides that such class or series ranks senior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution and winding-up, as the case may be.

Under the terms of the Series B Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or to redeem, purchase or acquire the Company’s common stock or any other stock ranking junior to or on a parity with the Series B Preferred Stock, is subject to restrictions in the event that the Company has not declared and either paid or set aside a sum sufficient for payment of full dividends on the Series B Preferred Stock for the most recently completed dividend period.

The terms of the Series B Preferred Stock are more fully described in the Certificate, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 12, 2019, the Company filed the Certificate with the Secretary of State of the State of Delaware, amending the Company’s Fourth Restated Certificate of Incorporation by establishing the Company’s Series B Preferred Stock, consisting initially of 8,000,000 authorized shares, $0.01 par value and $25 liquidation value per share.

The Company will pay dividends on the Series B Preferred Stock only when, as, and if declared by the Company’s board of directors (the “Board”) or a duly authorized committee of the Board, and to the extent that the Company has lawfully available funds to pay dividends. Dividends on the Series B Preferred Stock will accrue at a rate of 5.625% per annum from the date of issuance and be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, beginning on March 15, 2020.

The Series B Preferred Stock has a liquidation preference of $25 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends. Liquidating distributions will be made on the Series B Preferred Stock only to the extent the Company’s assets are available after satisfaction of all liabilities and obligations to creditors and subject to the rights of holders of any shares of capital stock ranking senior to the Series B Preferred Stock as to liquidation rights and pro rata as to any other shares of our capital stock ranking on a parity with the Series B Preferred Stock as to such distributions, including the Series A Preferred Stock. After payment of the full amount of the liquidating distribution, holders of the Series B Preferred Stock are not entitled to any further participation in any distribution of the Company’s assets.

The Series B Preferred Stock has no stated maturity date, is not subject to any mandatory redemption, sinking fund or other similar provisions and will remain outstanding unless redeemed at our option. The Company may redeem the Series B Preferred Stock at its option at a redemption price equal to $25 per share, plus any declared and unpaid dividends (without regard to any undeclared dividends), (i) in whole or in part, from time to time, on any dividend payment date on or after December 15, 2024 or (ii) in whole but not in part, within 90 days following the occurrence of a “regulatory capital treatment event” (as described in the Certificate). Any redemption of the Series B Preferred Stock is subject to prior approval of the Board of Governors of the Federal Reserve System or any successor appropriate federal banking agency. The Series B Preferred Stock has no preemptive or conversion rights.

The Series B Preferred Stock has no voting rights except with respect to (i) authorizing, increasing the authorized amount of, or issuing any capital stock ranking senior to the Series B Preferred Stock, (ii) authorizing adverse changes in the terms of the Series B Preferred Stock, (iii) in the case of certain dividend nonpayments, electing directors, (iv) certain other fundamental corporate events, and (v) as otherwise required under applicable law.

The terms of the Series B Preferred Stock are more fully described in the Certificate, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of November 7, 2019, among CIT Group Inc., and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the several underwriters named in Schedule A thereto.

1.2

Underwriting Agreement, dated as of November 7, 2019, among CIT Group Inc., and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto.

3.1	Certificate of Designation of 5.625% Non-Cumulative Perpetual Preferred Stock, Series B of CIT Group Inc. (incorporated by reference to Exhibit 3.3 to our Form 8-A filed November 12, 2019).

4.1

Subordinated Indenture, dated as of March 9, 2018, among CIT Group Inc., Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent (incorporated by reference to Exhibit 4.3 to our Current Report on Form 8-K filed March 12, 2018).

4.2

Second Supplemental Indenture, dated as of November 13, 2019, among CIT Group Inc., Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, security registrar and authenticating agent (including the Form of 4.125% Fixed-to-Fixed Rate Subordinated Note due 2029).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibits 5.1 and 5.2).

104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document).

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “will,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. In particular, any projections or expectations regarding the proposed acquisition by CIT Bank of Mutual of Omaha Bank described herein, our future revenues, expenses, earnings, capital expenditures, deposits or stock price, as well as the assumptions on which such expectations are based, are such forward-looking statements reflecting only our current judgment and are not guarantees of future performance or results. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that: (i) CIT Bank is unsuccessful in implementing its strategy and business plan, including, planned or potential acquisitions or divestitures; (ii) CIT Bank is unable to react to and address key business and regulatory issues; (iii) CIT Bank is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements; (iv) CIT Bank becomes subject to liquidity constraints and higher funding costs; (v) the parties to the proposed transaction described in this Form 8-K do not obtain regulatory or other approvals or satisfy closing conditions to the transaction on a timely basis, or at all, or approvals are subject to conditions that are not anticipated; (vi) CIT Bank experiences (A) difficulties and delays in integrating CIT Bank’s and Mutual of Omaha Bank’s respective businesses or fully realizing cost savings and other benefits, or (B) business disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; and (vii) changes in asset quality and credit risk, interest rates and capital markets or other economic conditions. We further describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2019	CIT GROUP INC.
(Registrant)

	By:	/s/ John Fawcett
	Name:	John Fawcett
	Title:	Executive Vice President & Chief Financial Officer